================================================================================
                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-6629

                       Managed Municipals Portfolio Inc.
               (Exact name of registrant as specified in charter)

                      125 Broad Street, New York, NY 10004
               (Address of principal executive offices) (Zip code)

                            Robert I. Frenkel, Esq.
                        Smith Barney Fund Management LLC
                            300 First Stamford Place
                               Stamford, CT 06902
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 451-2010

                        Date of fiscal year end: May 31
                     Date of reporting period: May 31, 2004

================================================================================

ITEM 1. REPORT TO STOCKHOLDERS.

        The Annual Report to Stockholders is filed herewith.

                              Managed Municipals
                                Portfolio Inc.


                                   [GRAPHIC]

                                 ANNUAL REPORT

                                 May 31, 2004

                                   [GRAPHIC]




                                   [GRAPHIC]


                              Managed Municipals
                                Portfolio Inc.

                                 WHAT'S INSIDE

          Letter from the Chairman...............................  1

          Manager Overview.......................................  3

          Schedule of Investments................................  8

          Statement of Assets and Liabilities.................... 27

          Statement of Operations................................ 28

          Statements of Changes in Net Assets.................... 29

          Notes to Financial Statements.......................... 30

          Financial Highlights................................... 36

          Report of Independent Registered Public Accounting Firm 38

          Financial Data......................................... 39

          Additional Information................................. 40

          Tax Information........................................ 42

          Dividend Reinvestment Plan............................. 43

          Share Repurchase Notice................................ 44

                                   [GRAPHIC]




                                   [GRAPHIC]


                              Managed Municipals
                                Portfolio Inc.

                           LETTER FROM THE CHAIRMAN
[PHOTO]

R. Jay Gerken
R. JAY GERKEN, CFA
Chairman, President and Chief Executive Officer
Dear Shareholder,

We are pleased to inform you that the Managed Municipals Portfolio Inc. placed fourth among 64 funds in its Lipper general municipal debt (leveraged) closed-end funds category over the 12 months ended May 31, 2004./1/

During the past year, a pronounced pick-up/i/ in the pace of economic growth from its sluggish state in early 2003 triggered a sea change in the bond markets. The acceleration in the national economy also trickled down to a state level to an extent. Even the U.S. labor market, which generated lackluster results throughout much of the period, grew significantly during the past several months by some measures./ii/

Although interest rates were on the decline earlier in the period, the shift in interest rate perceptions triggered volatility in the bond markets and bond yields spiraled upward, particularly toward the end of the period. However, given that the fund's manager had anticipated that the U.S. economy could begin to pick up, the manager maintained a more defensive posture in managing the fund's exposure to interest rate sensitivity versus prior periods when rates were declining. Although this approach detracted from the fund's performance during times when bond prices rose, it diminished some of the

/1/Past performance is no guarantee of future results. A high Lipper ranking does not necessarily imply that a fund achieved positive results for the period. Rankings in the Lipper general municipal debt (leveraged) closed-end funds category are based on average annual total returns assuming the reinvestment of dividends and capital gains as of May 31, 2004. Each fund is ranked within a universe of funds similar in portfolio characteristics and capitalizations, as defined by Lipper, Inc. Rankings are based on performance that does not include sales charges. Performance results would have been less favorable had sales charges been included. The fund was ranked 4 out of 64, 42 out of 50, and 42 out of 46 for the 1-, 5-, and 10-year periods, respectively.


                                   [GRAPHIC]
downward pricing pressures on the portfolio when prices retreated and yields rose, such as in April.

Please read on for a more detailed look at prevailing economic and market conditions during the fund's fiscal year and to learn how the conditions and changes made to the portfolio during that time may have affected fund performance.

Information About Your Fund

In recent months several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The fund's Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees and other mutual fund issues in connection with various investigations. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

In November 2003, Citigroup Asset Management disclosed an investigation by the Securities and Exchange Commission ("SEC") and the U.S. Attorney relating to Citigroup Asset Management's entry into the transfer agency business during 1997-1999. On July 20, 2004, Citigroup disclosed that it had been notified by the Staff of the SEC that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against certain advisory and transfer agent entities affiliated with Citigroup relating to the creation and operation of its internal transfer agent unit to serve primarily the Smith Barney family of mutual funds. This internal transfer agent did not provide services to the Fund. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,
/s/ R. Jay Gerken

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

July 20, 2004



                                   [GRAPHIC]

                               MANAGER OVERVIEW

Performance Review
During the 12 months ended May 31, 2004, the fund returned 5.86% based on its New York Stock Exchange ("NYSE") market price and 5.63% based on its net asset value ("NAV")/iii/ per share. In comparison, the Lehman Brothers Municipal Bond Index/iv/ returned -0.03% over the same period. Based on NAV performance, the fund's Lipper general municipal debt (leveraged) closed-end funds category average was 0.64%

[PHOTO]

Joseph P. Deane
JOSEPH P. DEANE
Vice President and Investment Officer

[PHOTO]

David T. Fare
DAVID T. FARE
Vice President and Investment Officer

and the fund ranked fourth among the 64 funds in its Lipper category over this same time frame. Please note that Lipper performance returns are based on each fund's NAV.

During the 12-month period, the fund distributed dividends to shareholders totaling $0.70 per share. The performance table shows the fund's 30-day SEC and annualized distribution yields as well as its 12-month total return based on its NAV and market price as of May 31, 2004.

Past performance is no guarantee of future results. The fund's yields will vary. Certain investors may be subject to the federal Alternative Minimum Tax, and state


                      FUND PERFORMANCE AS OF MAY 31, 2004

  Price Per    30-Day       Annualized       12-Month
    Share     SEC Yield Distribution Yield Total Return
$11.73 (NAV)    6.16%         5.93%           5.63%
$10.93 (NYSE)   6.62%         6.37%           5.86%

  All figures represent past performance and are not a guarantee of future results. The fund's yields will vary.

  Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions, if any, in additional shares. Annualized distribution yield is the fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market price noted in this report. The "SEC yield" is a return figure often quoted by bond and other fixed income mutual funds. This quotation is based on the most recent 30-day (or one month) period covered by the fund's filings with the SEC. The yield figure reflects the dividends and interest earned during the period after deduction of the fund's expenses for the period. The annualized distribution yield assumes a current monthly income dividend rate of $0.058 for 12 months. These yields are as of May 31, 2004, and are subject to change.


                                   [GRAPHIC]
and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax adviser.

Market Snapshot
The interest rate environment experienced an about-face over the past year. The municipal bond markets got off to a relatively strong start last spring as the economy was still in a relatively sluggish state and interest rates were still declining. To help boost economic activity, in June 2003 the Fed reduced its target for the federal funds rate, which dropped to four-decade lows. However, bond prices retreated through the early summer following comments from the Fed about its monetary policy and data suggesting a pick-up in economic activity. Although this led to concerns about rising interest rates, as bond prices move opposite to anticipated interest rate movements, inflation remained benign. When the summer came to a close, the broader bond markets stabilized and bonds traded in a fairly narrower range in the fall versus the summer.

In terms of the national economy, annual growth of real gross domestic product/v/ rose over the period versus levels in early 2003. In 2004, comments from the Fed about the improvement in the economy, coupled with stronger reports on job growth late in the period and a pick-up in inflation, generated more pronounced concerns about interest rates. As a result, bond prices pulled back significantly, particularly toward the end of the first and during the second calendar quarters. Although municipal bond prices fluctuated in May, they held up better than during March and April./vi/

Factors Influencing Fund Performance
Given that we anticipated that the economy would improve, and eventually lead to rising bond yields and pressure on bond prices, we took a more cautious stance in terms of the fund's exposure to interest rate risk than we had in past years when the Fed was in the middle of its rate-cutting cycle. We shortened overall duration, which can help cushion the portfolio from the bond price declines that typically accompany rising interest rates. The fund maintained an emphasis on longer-term, premium-priced higher-coupon callable bonds and continued to hold a short position in U.S. Treasury futures to help hedge the portfolio against some of the effects of a potential rise in interest rates. Although our conservative approach at times limited the fund's full participation in market rallies, it helped reduce the negative impact on the fund during times when bond prices declined, such as during April.



                                   [GRAPHIC]

The fund's assets were concentrated in revenue bonds, which are backed by revenue streams of specific public works. In general, given their yields during the period, we favored revenue bonds to many comparable-maturity state-backed general obligation bonds on a risk/reward basis. Rather than target specific industries, however, we invested in bonds that we felt offered better overall relative values after taking into account their yields in accordance with their credit risk.

In the current environment, given the likelihood that interest rates will rise, we continue to believe that the best offense is a good defense. Therefore, we will continue to maintain a defensive posture with regard to interest rate and credit risk.

Looking for Additional Information?
The fund is traded under the symbol "MMU" and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available online under symbol XMMUX. Barron's and The Wall Street Journal's Monday editions carry closed-end fund tables that will provide additional information. In addition, the fund issues a quarterly press release that can be found on most major financial web sites as well as www.citigroupassetmanagement.com.

In a continuing effort to provide information concerning the fund, shareholders may call 1-888-735-6507, Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the fund's current net asset value, market price and other information.

Thank you for your investment in the Managed Municipals Portfolio Inc. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,

                     /s/ Joseph P. Deane /s/ David T. Fare
                     Joseph P. Deane     David T. Fare
                     Vice President and  Vice President and
                     Investment Officer  Investment Officer

June 30, 2004



                                   [GRAPHIC]

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of May 31, 2004 and are subject to change. Please refer to pages 8 through 24 for a list and percentage breakdown of the fund's holdings.

RISKS: Fixed-income investments are subject to interest rate risk. As interest rates rise, the price of fixed-income investments decline. Please note that derivatives, such as options and futures, can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the fund's performance. Derivatives can disproportionately increase losses as stated in the prospectus.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

/i/Source: Based upon gross domestic product data from the Bureau of Economic
   Analysis. Gross domestic product is a market value of goods and services produced by labor and property in a given country.
/ii/Based upon non-farm payroll growth data from the U.S. Department of Labor. /iii/NAV is a price that reflects the value of the fund's underlying portfolio plus other assets, less the fund's liabilities. However, the price at which an investor may buy or sell shares of the fund is at the fund's market price as determined by supply of and demand for the fund's common shares, which may be more or less than the fund's NAV.
/iv/The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.
/v/Source: Based upon gross domestic product data from the Bureau of Economic
   Analysis. Gross domestic product is a market value of goods and services produced by labor and property in a given country.
/vi/Based upon data derived via Bloomberg L.P.


                                   [GRAPHIC]

Take Advantage of the Fund's Dividend Reinvestment Plan!
As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

Plan Summary
If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of shares of common stock of the Fund that you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds 98% of the net asset value per share ("NAV") on the determination date, you will be issued shares by the Fund at a price reflecting 98% of NAV, or 95% of the market price, whichever is greater.

If the market price is less than 98% of the NAV at the time of valuation (the close of business on the determination date), PFPC Inc. ("Plan Agent"), will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined 98% of NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

A more complete description of the current Plan appears in this report beginning on page 44.

To find more detailed information about the Plan and about how you can participate, please call the Plan Agent at 1 (800) 331-1710.


                                   [GRAPHIC]

                            SCHEDULE OF INVESTMENTS
                                 May 31, 2004

   Face
  Amount    Rating(a)                  Security                      Value
------------------------------------------------------------------------------
MUNICIPAL BONDS & NOTES -- 100.0%

Alabama -- 3.7%
$24,510,000   AAA     Jefferson County, AL Sewer Revenue,
                       Capital Improvement Warrants (Pre-
                       Refunded -- Escrowed with state and
                       local government securities to 2/1/09
                       Call @ 101), Series A, FGIC-Insured,
                       5.375% due 2/1/36 (b)                      $ 27,056,589
------------------------------------------------------------------------------
Alaska -- 0.1%
    600,000   A-1+    Valdez, AK Marine Terminal Revenue
                       Refunding (BP Pipelines Inc. Project),
                       1.100% due 7/1/37 (c)                           600,000
------------------------------------------------------------------------------
Arizona -- 1.8%
                      Arizona State University COP,
                       MBIA-Insured:
  1,500,000   AAA         5.100% due 7/1/24                          1,522,755
  1,000,000   AAA         5.125% due 7/1/26                          1,008,840
  4,000,000   AAA     Mesa, AZ IDA, Discovery Health Systems,
                       Series A, MBIA-Insured,
                       5.625% due 1/1/29                             4,111,440
  3,000,000   AAA     Phoenix, AZ Civic Improvement Corp.
                       Airport Revenue, Sr. Lien, Series B,
                       FGIC-Insured, 5.250% due 7/1/22 (d)           3,049,230
  1,000,000   AA+     Phoenix, AZ GO, Series B,
                       5.000% due 7/1/27                               994,540
  2,100,000   A-1+    Tempe, AZ Excise Tax Revenue
                       (Tempe Center for the Arts Project),
                       1.080% due 7/1/20 (c)                         2,100,000
------------------------------------------------------------------------------
                                                                    12,786,805
------------------------------------------------------------------------------
California -- 9.0%
  7,040,000   Ba1*    California Educational Facilities Authority
                       Revenue (Pooled College & University
                       Project), Series A (Call 7/1/08 @ 101),
                       5.625% due 7/1/23 (e)                         6,009,133
  6,000,000   A3*     California Health Facilities Authority
                       Revenue, Cedars-Sinai Medical Center,
                       Series A, 6.250% due 12/1/34                  6,390,300
  1,000,000   AA-     California Health Facilities Financing
                       Authority Revenue, Sutter Health,
                       Series A, 6.250% due 8/15/35                  1,097,860

SEE NOTES TO FINANCIAL STATEMENTS.


                                   [GRAPHIC]

                            SCHEDULE OF INVESTMENTS
                           May 31, 2004 (continued)


   Face
  Amount    Rating(a)                Security                    Value
--------------------------------------------------------------------------
California -- 9.0% (continued)
$ 5,000,000  AAA      California Infrastructure and Economic
                       Development Bank Revenue, Bay Area
                       Toll Bridges, First Lien, Series A,
                       FGIC-Insured, 5.000% due 7/1/25        $  5,003,400
  5,000,000  AAA      California State Department of Veterans
                       Affairs, Home Purchase Revenue,
                       Series A, AMBAC-Insured,
                       5.350% due 12/1/27                        5,054,750
    520,000  A-1+     California State Department of Water
                       Resources Supply Revenue, Series B-3,
                       1.100% due 5/1/22 (c)                       520,000
  7,375,000  AAA      Garden Grove, CA Agency for
                       Community Development, Tax
                       Allocation, AMBAC-Insured,
                       5.000% due 10/1/29                        7,239,374
 10,000,000  BBB      Golden State Tobacco Securitization
                       Corp., CA Tobacco Settlement
                       Revenue, Series 2003-A-1,
                       6.750% due 6/1/39 (b)                     8,908,500
  7,000,000  AAA      Los Angeles County, CA COP, Antelope
                       Valley Courthouse, Series A,
                       AMBAC-Insured, 5.250% due 11/1/33         7,056,490
    600,000  VMIG 1*  Orange County, CA Improvement Bond
                       Act of 1915 Special Assessment,
                       Series A, 1.070% due 9/2/33 (c)             600,000
  3,340,000  AAA      Rancho Cucamonga, CA Redevelopment
                       Agency Tax Allocation (Rancho
                       Redevelopment Project),
                       MBIA-Insured, 5.125% due 9/1/30           3,337,328
  2,750,000  AAA      Sacramento County, CA COP (Public
                       Facilities Project), MBIA-Insured,
                       5.375% due 2/1/19                         2,902,487
  5,000,000  AAA      San Diego, CA Unified School District,
                       Series E, FSA-Insured,
                       5.000% due 7/1/28                         4,951,450
  3,000,000  AAA      San Mateo County Community College
                       District, COP, MBIA-Insured,
                       5.000% due 10/1/25                        3,014,220
  2,500,000  AAA      Santa Clara, CA Redevelopment Agency,
                       Tax Allocation (Bayshore North
                       Project), MBIA-Insured,
                       5.000% due 6/1/23                         2,514,400
--------------------------------------------------------------------------
                                                                64,599,692
--------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.


                                   [GRAPHIC]

                            SCHEDULE OF INVESTMENTS
                           May 31, 2004 (continued)


   Face
  Amount    Rating(a)                  Security                     Value
-----------------------------------------------------------------------------
Colorado -- 7.8%
$ 4,000,000   AAA     Arapahoe County, CO Capital
                       Improvement Trust Fund, E-470 Public
                       Highway Authority Revenue
                       (Call 8/31/05 @ 103),
                       7.000% due 8/31/26 (e)(f)                 $  4,386,840
  1,000,000   A       Aspen, CO Sales Tax Revenue,
                       5.400% due 11/1/19                           1,044,710
  4,000,000   AAA     Colorado Educational & Cultural Facilities
                       Revenue Refunding (University of
                       Denver Project), AMBAC-Insured,
                       5.375% due 3/1/23                            4,149,520
  4,000,000   A       Colorado Health Facilities Authority
                       Revenue, Series B, Remarketed 7/8/98,
                       5.350% due 8/1/15 (g)                        4,205,120
                      Denver, CO City & County Airport
                       Revenue, Series C:
 10,945,000   A           6.125% due 11/15/25 (b)(d)(g)            12,268,797
 13,630,000   A           6.125% due 11/15/25 (b)(d)               13,888,425
  2,000,000   AAA     Denver, CO City & County COP, Series B,
                       AMBAC-Insured (Call 12/1/10 @ 101),
                       5.500% due 12/1/25 (e)                       2,245,300
                      El Paso County, CO COP (Detention
                       Facility Project), Series B,
                       AMBAC-Insured:
  1,700,000   AAA         5.000% due 12/1/23                        1,721,114
  1,500,000   AAA         5.000% due 12/1/27                        1,495,890
                      Garfield County, CO School District
                       No. 2, GO, FSA-Insured:
  2,300,000   Aaa*        5.000% due 12/1/23                        2,328,566
  1,000,000   Aaa*        5.000% due 12/1/25                        1,003,430
  7,320,000   AAA     University of Colorado COP, Master Lease
                       Purchase Agreement, Series A,
                       AMBAC-Insured, 5.000% due 6/1/28 (b)         7,289,549
-----------------------------------------------------------------------------
                                                                   56,027,261
-----------------------------------------------------------------------------
Connecticut -- 1.0%
                      Connecticut State, GO, Series B:
  4,490,000   AA        5.500% due 6/15/21                          4,817,994
  1,600,000   AA        5.000% due 6/15/22                          1,620,032
  1,000,000   AAA     Connecticut State Health & Education
                       Revenue (Child Care Facilities Project),
                       Series C, AMBAC-Insured,
                       5.625% due 7/1/29                            1,039,850
-----------------------------------------------------------------------------
                                                                    7,477,876
-----------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.


                                   [GRAPHIC]

                            SCHEDULE OF INVESTMENTS
                           May 31, 2004 (continued)


   Face
  Amount    Rating(a)                  Security                     Value
-----------------------------------------------------------------------------
Delaware -- 1.4%
$10,000,000  AAA      Delaware State EDA PCR (Delmarva
                       Project), Series B, AMBAC-Insured,
                       5.200% due 2/1/19 (b)                     $ 10,422,400
-----------------------------------------------------------------------------
Florida -- 3.8%
  5,000,000  AAA      Florida State Board & Educational
                       Capital Outlay GO, FSA-Insured,
                       5.000% due 6/1/24                            5,032,750
  3,000,000  AA+      Florida State Board of Education GO,
                       Series A, 5.125% due 6/1/21                  3,120,570
  1,465,000  AAA      Florida State Department of
                       Transportation, GO (Right of Way
                       Project), FGIC-Insured,
                       5.000% due 7/1/25                            1,469,190
    600,000  A-1      Manatee County, FL Pollution Control
                       Revenue Refunding (Florida Power &
                       Light Co. Project), 1.100% due 9/1/24 (c)      600,000
  6,500,000  BBB-     Martin County, FL IDA (Indiantown
                       Cogeneration Project), Series A,
                       7.875% due 12/15/25 (d)                      6,674,265
  1,290,000  AAA      Miami Beach, FL Stormwater Revenue,
                       FGIC-Insured, 5.375% due 9/1/30              1,322,934
                      Orange County, FL School Board COP,
                       MBIA-Insured:
  2,000,000  Aaa*         Series A, 5.250% due 8/1/23               2,064,600
  3,335,000  VMIG 1*      Series B, 1.080% due 8/1/27 (c)           3,335,000
  1,400,000  VMIG 1*  Sarasota County Public Hospital Board
                       Revenue, Sarasota Memorial Hospital,
                       Series A, AMBAC-Insured,
                       1.100% due 7/1/37 (c)                        1,400,000
  2,500,000  Aaa*     South Brevard, FL Recreational Facilities
                       Improvement, Special District,
                       AMBAC-Insured, 5.000% due 7/1/20             2,553,725
-----------------------------------------------------------------------------
                                                                   27,573,034
-----------------------------------------------------------------------------
Georgia -- 2.0%
    200,000  A-1+     Atlanta, GA Water & Wastewater
                       Revenue, Series C, FSA-Insured,
                       1.080% due 11/1/41 (c)                         200,000
  6,000,000  AAA      Augusta, GA Water & Sewer Revenue,
                       FSA-Insured, 5.250% due 10/1/26              6,098,040

SEE NOTES TO FINANCIAL STATEMENTS.


                                   [GRAPHIC]

                            SCHEDULE OF INVESTMENTS
                           May 31, 2004 (continued)


   Face
  Amount    Rating(a)                 Security                     Value
----------------------------------------------------------------------------
Georgia -- 2.0% (continued)
$ 1,000,000  A-1+     Monroe County Development Authority
                       PCR Refunding, Oglethorpe Power
                       Corp., Series B, AMBAC-Insured,
                       1.080% due 1/1/20 (c)                    $  1,000,000
  2,180,000  Baa1*    Private Colleges & Universities Authority
                       Revenue (Mercer University Project):
                          5.750% due 10/1/21                       2,259,395
                          Series A:
  2,000,000  Baa1*         5.250% due 10/1/25                      1,880,160
  1,000,000  Baa1*         5.375% due 10/1/29                        945,120
  2,000,000  BBB-     Savannah, GA EDA Revenue (College of
                       Arts & Design Inc. Project), (Call
                       10/1/09 @ 102), 6.900% due 10/1/29 (e)      2,354,600
----------------------------------------------------------------------------
                                                                  14,737,315
----------------------------------------------------------------------------
Hawaii -- 0.6%
  4,000,000  A        Hawaii State Department of Budget &
                       Finance Special Purpose Revenue,
                       Kaiser Permanente, Series A,
                       5.100% due 3/1/14 (g)                       4,294,920
----------------------------------------------------------------------------
Idaho -- 0.1%
    500,000  VMIG 1*  Idaho Health Facilities Authority Revenue
                       (St. Luke's Regional Medical Center
                       Project), 1.090% due 5/1/22 (c)               500,000
----------------------------------------------------------------------------
Illinois -- 3.9%
  4,095,000  AAA      Chicago, IL GO, Series D, FGIC-Insured,
                       5.500% due 1/1/35                           4,169,365
  7,400,000  AAA      Chicago, IL Skyway Toll Bridge Revenue,
                       AMBAC-Insured, 5.500% due 1/1/31 (b)        7,532,608
  2,105,000  VMIG 1*  Illinois Finance Authority Revenue
                       (Francis W. Parker School Project),
                       1.060% due 4/1/29 (c)                       2,105,000
                      Illinois Health Facilities Authority
                       Revenue, OSF Healthcare System:
    400,000  A-1+         1.100% due 11/15/27 (c)                    400,000
  8,000,000  A            6.250% due 11/15/29 (b)                  8,357,680
  5,000,000  AAA      Illinois State GO, First Series,
                       MBIA-Insured (Call 6/1/10 @ 100),
                       5.625% due 6/1/25 (e)                       5,610,250
----------------------------------------------------------------------------
                                                                  28,174,903
----------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.


                                   [GRAPHIC]

                            SCHEDULE OF INVESTMENTS
                           May 31, 2004 (continued)


   Face
  Amount    Rating(a)                 Security                    Value
---------------------------------------------------------------------------
Indiana -- 0.4%
$ 3,000,000   BBB+    Indiana State Development Financing
                       Authority Revenue (USX Corp. Project),
                       5.250% due 12/1/22                      $  3,211,710
---------------------------------------------------------------------------
Kansas -- 0.5%
  2,060,000   A-1     Kansas Development Finance Authority
                       Revenue, Village Shalom Obligation
                       Group, Series BB,
                       1.090% due 11/15/28 (c)                    2,060,000
  1,250,000   AAA     Scott County, KS GO, Unified School
                       District No. 446, FGIC-Insured,
                       5.000% due 9/1/22                          1,269,313
---------------------------------------------------------------------------
                                                                  3,329,313
---------------------------------------------------------------------------
Maine -- 0.3%
  2,085,000   AA+     Maine State Housing Authority Mortgage
                       Revenue, Series C, 5.300% due 11/15/23     2,096,405
---------------------------------------------------------------------------
Maryland -- 1.2%
                      Baltimore, MD Wastewater Project
                       Revenue, Series A, FGIC-Insured:
  2,500,000   AAA         5.125% due 7/1/32                       2,522,100
  3,385,000   AAA         5.200% due 7/1/32                       3,442,883
  3,075,000   AA-     Maryland State Health & Higher
                       Educational Facilities Authority
                       Revenue, John Hopkins Hospital Issue,
                       5.000% due 11/15/26                        3,074,908
---------------------------------------------------------------------------
                                                                  9,039,891
---------------------------------------------------------------------------
Massachusetts -- 4.9%
  2,000,000   Baa3*   Boston, MA Industrial Development
                       Financing Authority, Sr. Revenue Bonds
                       (Cross-Town Center Project),
                       Series 2002, 6.500% due 9/1/35 (d)         1,932,440
                      Massachusetts Bay Transportation
                       Authority, Sales Tax Revenue, Series A:
  2,430,000   AAA         Call 7/1/10 @ 100,
                           5.500% due 7/1/30 (e)                  2,713,654
    570,000   AAA         Unrefunded Balance,
                           5.500% due 7/1/30                        586,860
  1,125,000   Aaa*    Massachusetts Development Finance
                       Agency, Merrimack College Issue,
                       MBIA-Insured, 5.200% due 7/1/32            1,135,294

SEE NOTES TO FINANCIAL STATEMENTS.


                                   [GRAPHIC]

                            SCHEDULE OF INVESTMENTS
                           May 31, 2004 (continued)


   Face
  Amount    Rating(a)                   Security                       Value
--------------------------------------------------------------------------------
Massachusetts -- 4.9% (continued)
$ 1,850,000   AAA     Massachusetts Health & Educational
                       Facilities Authority, University of
                       Massachusetts Issue, Series C,
                       FGIC-Insured, 5.125% due 10/1/27             $  1,861,710
 17,000,000   AA-     Massachusetts State GO, Consolidated
                       Loan of 2002, Series C (Call 11/1/12
                       @ 100), 5.250% due 11/1/30 (b)                 18,555,160
  5,000,000   AAA     Massachusetts State Special Obligation
                       Revenue, Series A, FGIC-Insured,
                       5.000% due 6/1/21                               5,122,450
  1,200,000   A-1+    Massachusetts State Water Resources
                       Authority Revenue Refunding,
                       Sub-Series B, FGIC-Insured,
                       1.060% due 8/1/37 (c)                           1,200,000
  2,000,000   A       University of Massachusetts Building
                       Authority Project Revenue Refunding,
                       Series 2004-1, AMBAC-Insured,
                       5.250% due 11/1/25                              2,040,100
--------------------------------------------------------------------------------
                                                                      35,147,668
--------------------------------------------------------------------------------
Michigan -- 2.5%
  5,000,000   AA+     East Lansing, MI School District GO,
                       Q-SBLF-Insured, 5.625% due 5/1/30               5,222,950
                      Michigan State COP, AMBAC-Insured:
  2,345,000   AAA       5.500% due 6/1/19 (f)                          2,494,846
  6,000,000   AAA       5.500% due 6/1/27                              6,191,340
  2,500,000   AA-     Michigan State Hospital Finance Authority
                       Revenue Refunding, Trinity Health
                       Credit, Series C, 5.375% due 12/1/23            2,536,575
 12,000,000   NR      Michigan State Strategic Fund Resources
                       Recovery, Limited Obligation Revenue
                       (Central Wayne Energy Recovery L.P.
                       Project), Series A, 7.000% due 7/1/27 (d)(h)      600,000
  1,000,000   A-1+    University of Michigan, MI University
                       Revenue, Medical Services Plan,
                       Series A-1, 1.080% due 12/1/21 (c)              1,000,000
--------------------------------------------------------------------------------
                                                                      18,045,711
--------------------------------------------------------------------------------
Minnesota -- 2.2%
  1,500,000   AAA     Dakota County, MN Community
                       Development Agency, MFH Revenue,
                       FNMA-Collateralized, 5.625% due 2/1/26          1,534,965

SEE NOTES TO FINANCIAL STATEMENTS.


                                   [GRAPHIC]

                            SCHEDULE OF INVESTMENTS
                           May 31, 2004 (continued)


   Face
  Amount    Rating(a)                  Security                     Value
-----------------------------------------------------------------------------
Minnesota -- 2.2% (continued)
$ 7,000,000   A3*     Minneapolis, MN Healthcare System
                       Revenue, Allina Health System, Series A,
                       6.000% due 11/15/23 (b)                   $  7,301,000
                      Minneapolis & St. Paul, MN Community
                       Airport Revenue, FGIC-Insured:
  2,000,000   AAA         Series A, 5.125% due 1/1/25               2,019,360
  4,000,000   AAA         Sub-Series C, 5.250% due 1/1/26           4,062,040
    800,000   AA+     Minnesota State Housing Financing
                       Agency, Single-Family Mortgage,
                       Series I, 5.500% due 1/1/17                    815,192
-----------------------------------------------------------------------------
                                                                   15,732,557
-----------------------------------------------------------------------------
Missouri -- 3.8%
  1,500,000   AAA     Greene County, MO Reorganized School
                       District No. R-8 GO, FSA-Insured,
                       5.100% due 3/1/22                            1,539,450
 21,000,000   Aaa*    Missouri State Environmental
                       Improvement & Energy Resource
                       Authority (Water Pollution Revolving
                       Funds Program), Series B,
                       5.000% due 1/1/24 (b)                       21,231,210
  2,745,000   A-1     Missouri State Health & Educational
                       Facilities Authority Revenue Refunding,
                       Cox Health Systems, 1.100% due 6/1/22 (c)    2,745,000
  2,000,000   AAA     St. Louis, MO Airport Revenue, Airport
                       Development Program, Series A,
                       MBIA-Insured, 5.125% due 7/1/22              2,032,540
-----------------------------------------------------------------------------
                                                                   27,548,200
-----------------------------------------------------------------------------
Montana -- 1.0%
 10,080,000   NR      Montana State Board Investment Resource
                       Recovery Revenue (Yellowstone Energy
                       L.P. Project), 7.000% due 12/31/19 (d)       7,098,840
-----------------------------------------------------------------------------
New Jersey -- 6.9%
  5,200,000   A+      Hudson County, NJ Improvement
                       Authority, 6.624% due 8/1/25                 5,245,552
  1,000,000   BBB-    Middlesex County, NJ Pollution Control
                       Authority Revenue Refunding, Pollution
                       Control Financing (Amerada Hess Corp.
                       Project), 5.750% due 9/15/32                   968,700

SEE NOTES TO FINANCIAL STATEMENTS.


                                   [GRAPHIC]

                            SCHEDULE OF INVESTMENTS
                           May 31, 2004 (continued)


   Face
  Amount    Rating(a)                  Security                       Value
-------------------------------------------------------------------------------
New Jersey -- 6.9% (continued)
                      New Jersey EDA:
$ 3,125,000   BBB       PCR Refunding (PSEG Power LLC
                         Project), 5.000% due 3/1/12               $  3,118,813
  1,000,000   AA-       Revenue (School Facilities-Construction),
                         Series F, 5.000% due 6/15/28                   982,140
                      New Jersey Health Care Facilities
                       Financing Authority Revenue:
  3,875,000   AAA         Engelwood Hospital, FHA/MBIA-
                           Insured, 5.000% due 8/1/23                 3,921,345
  8,000,000   A+          Robert Wood Johnson University
                           Hospital, 5.700% due 7/1/20 (b)            8,349,600
  2,395,000   AAA     New Jersey State Highway Authority,
                       Garden State Parkway General
                       Revenue (Call 1/1/10 @ 101),
                       5.625% due 1/1/30 (e)                          2,688,650
  1,350,000   A       South Jersey Port Corp., NJ Revenue
                       Refunding, 5.000% due 1/1/26                   1,304,978
                      Tobacco Settlement Financing Corp.,
                       NJ Asset-Backed Bonds:
  9,705,000   BBB         5.750% due 6/1/32 (b)                       8,224,405
 15,000,000   BBB         6.000% due 6/1/37 (b)                      11,991,600
  3,390,000   BBB         6.125% due 6/1/42                           2,684,982
------------------------------------------------------------------------------
                                                                     49,480,765
------------------------------------------------------------------------------
New Mexico -- 0.2%
  1,330,000   AAA     New Mexico Mortgage Financing Authority,
                       Single-Family Mortgages Revenue,
                       Series D-3, 5.625% due 9/1/28 (f)              1,347,809
------------------------------------------------------------------------------
New York -- 3.9%
    900,000   A-1+    Nassau County Industrial Development
                       Agency Revenue Refunding,
                       Cold Spring Harbor Laboratory,
                       1.090% due 1/1/34 (c)                            900,000
                      Nassau Health Care Corp., NY Health
                       Systems Revenue, FSA-Insured:
  2,000,000   AAA         5.500% due 8/1/19                           2,124,920
  3,000,000   AAA         5.750% due 8/1/29                           3,141,150
                      New York, NY GO:
  4,700,000   A-1+      Sub-Series C-4, 1.050% due 8/1/20 (c)         4,700,000
    200,000   A-1+      Sub-Series H-3, FSA-Insured,
                         1.070% due 8/1/21 (c)                          200,000

SEE NOTES TO FINANCIAL STATEMENTS.


                                   [GRAPHIC]

                            SCHEDULE OF INVESTMENTS
                           May 31, 2004 (continued)


   Face
  Amount    Rating(a)                 Security                      Value
-----------------------------------------------------------------------------
New York -- 3.9% (continued)
$ 6,000,000   AA      New York City, NY Municipal Water
                       Financing Authority, Water & Sewer
                       System Revenue, Series D,
                       5.250% due 6/15/25                        $  6,102,120
    100,000   A-1+    New York City Transitional Finance
                       Authority Revenue Refunding, NYC
                       Recovery, Series 3, Sub-Series 3-B,
                       1.100% due 11/1/22 (c)                         100,000
                      New York State Dormitory Authority
                       Revenue:
  5,000,000   AAA         Series B, FSA-Insured (Call 5/15/10
                           @ 101), 5.500% due 5/15/30 (e)           5,628,000
  1,000,000   AAA         Willow Towers Inc. Project, GNMA-
                           Collateralized, 5.250% due 2/1/22        1,022,860
  3,000,000   AAA     New York State Thruway Authority
                       Highway & Bridge Revenue, Series B-1,
                       FGIC-Insured, 5.400% due 4/1/17              3,193,350
  1,400,000   A-1+    Port Authority of New York &
                       New Jersey, Versatile Structure
                       Obligation Revenue Refunding,
                       1.100% due 6/1/20 (c)                        1,400,000
----------------------------------------------------------------------------
                                                                   28,512,400
----------------------------------------------------------------------------
North Carolina -- 1.3%
                      Charlotte, NC COP (Governmental
                       Facilities Projects), Series G:
  1,750,000   AA+         5.000% due 6/1/28                         1,721,178
  3,500,000   AA+         5.000% due 6/1/33                         3,421,390
  1,615,000   AAA     Harnett County, NC GO, Refunded
                       Custody Receipts, AMBAC-Insured,
                       5.250% due 6/1/24                            1,655,391
                      North Carolina Capital Facilities Finance
                       Agency, Educational Facilities Revenue
                       (Elizabeth City State University Housing
                       Foundation LLC Project), Series A,
                       AMBAC-Insured:
  1,000,000   AAA         5.000% due 6/1/23                         1,013,740
  1,250,000   AAA         5.000% due 6/1/33                         1,244,300
----------------------------------------------------------------------------
                                                                    9,055,999
----------------------------------------------------------------------------
Ohio -- 9.2%
  4,500,000   Aa2*    Bexley, OH City School District GO,
                       5.125% due 12/1/27                           4,506,120

SEE NOTES TO FINANCIAL STATEMENTS.


                                   [GRAPHIC]

                            SCHEDULE OF INVESTMENTS
                           May 31, 2004 (continued)


   Face
  Amount    Rating(a)                 Security                     Value
----------------------------------------------------------------------------
Ohio -- 9.2% (continued)
$ 2,000,000   AAA     Canton, OH City School District GO,
                       Series A, MBIA-Insured,
                       5.500% due 12/1/20                       $  2,132,400
  1,300,000   AA+     Cincinnati, OH Water System Revenue,
                       5.125% due 12/1/21                          1,346,709
  3,000,000   AAA     Cuyahoga County, OH Hospital Revenue
                       Refunding, University Hospitals Health
                       System Inc., AMBAC-Insured,
                       5.500% due 1/15/30                          3,056,340
 25,000,000   Aaa*    Hamilton County, OH Sales Tax Revenue,
                       AMBAC-Insured, 5.250% due 12/1/32 (b)      25,301,500
  7,500,000   AA-     Lorain County, OH Hospital Revenue,
                       Catholic Healthcare Partners,
                       5.375% due 10/1/30 (b)                      7,479,450
  5,990,000   AAA     Lucas County, OH Hospital Revenue,
                       Promedic Healthcare Obligation Group,
                       AMBAC-Insured,
                       5.375% due 11/15/29                         6,087,158
  3,025,000   Aaa*    Muskingum County, OH GO, Refunding
                       & County Facilities Improvement,
                       MBIA-Insured, 5.125% due 12/1/19            3,130,512
  1,375,000   AAA     Ohio State Higher Educational Facility
                       Commission Revenue (University of
                       Dayton Project), AMBAC-Insured,
                       5.500% due 12/1/25                          1,418,395
  2,500,000   AAA     Portage County, OH GO, MBIA-Insured,
                       5.250% due 12/1/17                          2,649,100
  1,500,000   A3*     Steubenville, OH Hospital Revenue,
                       6.375% due 10/1/20                          1,568,385
                      Summit County, OH GO, FGIC-Insured:
  1,000,000   AAA       5.000% due 12/1/21                         1,021,990
    500,000   AAA       5.000% due 12/1/22                           507,935
  1,500,000   Aaa*    Trumbull County, OH GO, MBIA-Insured,
                       5.200% due 12/1/20                          1,563,915
  2,000,000   AAA     University of Cincinnati, OH General
                       Receipts Revenue, Series A,
                       FGIC-Insured, 5.250% due 6/1/24             2,055,160
    590,000   A-1+    University of Toledo, OH General Receipts
                       Revenue, 1.090% due 6/1/32 (c)                590,000
  1,500,000   AAA     Warrensville Heights, OH GO, City School
                       District, School Improvements,
                       FGIC-Insured, 5.625% due 12/1/20 (f)        1,621,185
----------------------------------------------------------------------------
                                                                  66,036,254
----------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.


                                   [GRAPHIC]

                            SCHEDULE OF INVESTMENTS
                           May 31, 2004 (continued)


   Face
  Amount    Rating(a)                 Security                     Value
----------------------------------------------------------------------------
Oregon -- 2.4%
$ 3,210,000   AA      Clackamas County, OR Hospital Facilities
                       Authority Revenue, Legacy Health
                       System, 5.750% due 5/1/16                $  3,437,910
  4,895,000   AA+     Oregon State Department of
                       Transportation, Highway User Tax
                       Revenue, Series A, 5.125% due 11/15/23      5,021,389
  8,410,000   AA      Oregon State Veterans Welfare GO,
                       Series 82, 5.500% due 12/1/42 (b)           8,530,011
----------------------------------------------------------------------------
                                                                  16,989,310
----------------------------------------------------------------------------
Pennsylvania -- 4.0%
  3,000,000   BBB+    Pennsylvania State Higher Educational
                       Facilities Authority Revenue,
                       5.000% due 7/15/20                          2,903,100
    970,000   A-1+    Schuylkill County IDA Revenue Refunding,
                       Northeastern Power Co.,
                       1.080% due 12/1/22 (c)                        970,000
                      State Public School Building Authority,
                       School Revenue (Philadelphia School
                       District Project), FSA-Insured:
 18,745,000   AAA         5.250% due 6/1/26 (b)                   19,108,278
  5,540,000   AAA         5.250% due 6/1/27                        5,643,321
----------------------------------------------------------------------------
                                                                  28,624,699
----------------------------------------------------------------------------
Puerto Rico -- 0.4%
  3,000,000   AAA     Puerto Rico Public Buildings Authority
                       Revenue Refunding, Government
                       Facilities, Series K, MBIA-Insured,
                       4.000% due 7/1/26                           3,103,620
----------------------------------------------------------------------------
South Carolina -- 4.5%
 10,000,000   BBB+    Berkeley County, SC PCR,
                       4.875% due 10/1/14 (b)                     10,223,400
  1,000,000   A       Dorchester County, SC School District No.
                       2 Installment Purchase Revenue, Growth
                       Remedy Opportunity Tax Hike,
                       5.250% due 12/1/29                            968,600
 15,000,000   AA-     Greenville County, SC School District
                       Installment Purchase Revenue,
                       5.500% due 12/1/28 (b)                     15,178,800

SEE NOTES TO FINANCIAL STATEMENTS.


                                   [GRAPHIC]

                            SCHEDULE OF INVESTMENTS
                           May 31, 2004 (continued)


   Face
  Amount    Rating(a)                 Security                         Value
--------------------------------------------------------------------------------
South Carolina -- 4.5% (continued)
                      South Carolina Transportation
                       Infrastructure Bank Revenue, Series A:
$ 2,505,000  Aaa*         Pre-Refunded -- Escrowed with state
                           and local government securities to
                           10/1/11 (Call @ 100), AMBAC-
                           Insured, 5.125% due 10/1/31              $  2,760,886
  3,000,000  AAA          Pre-Refunded -- Escrowed with state
                           and local government securities to
                           10/1/09 (Call @ 101), MBIA-
                           Insured, 5.500% due 10/1/30                 3,351,330
----------------------------------------------------------------------------
                                                                      32,483,016
----------------------------------------------------------------------------
Tennessee -- 2.9%
                      Blount County, TN Public Building
                       Authority Revenue, Local Government
                       Public Improvement, AMBAC-Insured:
    600,000  VMIG 1*      Series A-1-G, 1.100% due 6/1/17 (c)            600,000
  1,200,000  VMIG 1*      Series A-3-A, 1.100% due 6/1/26 (c)          1,200,000
  1,150,000  NR       Hardeman County, TN Correctional
                       Facilities Revenue, Correctional
                       Facilities Corp., 7.750% due 8/1/17             1,189,675
  6,420,000  AAA      Memphis-Shelby County, TN Sports
                       Authority Income Revenue (Memphis
                       Arena Project), Series A, AMBAC-
                       Insured, 5.125% due 11/1/21                     6,621,010
                      Sevier County, TN Public Building
                       Authority, Local Government Public
                       Improvement Revenue:
                          AMBAC-Insured:
  1,000,000  VMIG 1*       Series IV-E-3, 1.100% due 6/1/24 (c)        1,000,000
  3,420,000  VMIG 1*       Series IV-F-1, 1.100% due 6/1/25 (c)        3,420,000
  3,300,000  VMIG 1*       Series IV-H-1, 1.100% due 6/1/25 (c)        3,300,000
    200,000  VMIG 1*      FSA-Insured, Series IV-B-12,
                           1.100% due 6/1/20 (c)                         200,000
  3,000,000  AA       Tennessee State, GO Series A,
                       5.250% due 3/1/17                               3,176,370
----------------------------------------------------------------------------
                                                                      20,707,055
----------------------------------------------------------------------------
Texas -- 5.3%
  3,700,000  A-1+     Bell County, TX Health Facility
                       Development Corp. Revenue, Scott &
                       White Memorial Hospital & Sherwood
                       and Brindley Foundation, 2001-1,
                       MBIA-Insured, 1.080% due 8/15/31 (c)            3,700,000

SEE NOTES TO FINANCIAL STATEMENTS.


                                   [GRAPHIC]

                            SCHEDULE OF INVESTMENTS
                           May 31, 2004 (continued)


   Face
  Amount    Rating(a)                Security                      Value
----------------------------------------------------------------------------
Texas -- 5.3% (continued)
$ 1,595,000  AAA      Burleson, TX ISD, GO, PSFG,
                       6.750% due 8/1/24                        $  1,735,264
                      Dallas Fort Worth, TX International
                       Airport Facility Improvement Corp.
                       Revenue (American Airlines Inc.
                       Project):
 12,000,000  CCC          6.375% due 5/1/35 (b)(d)                 7,951,920
  3,000,000  CCC          Series B, 6.050% due 5/1/29 (d)(i)       2,786,640
                      Harris County, TX Health Facilities
                       Development Corp., Hospital Revenue:
 11,000,000  A-1+         Methodist Hospital,
                           1.080% due 12/1/32 (c)                 11,000,000
  1,000,000  AAA          School Health Care Systems
                           Refunding, Series B,
                           5.750% due 7/1/27 (g)                   1,095,920
  9,540,000  A-1+         St. Luke's Episcopal Hospital
                           Refunding, Series B,
                           1.080% due 2/15/31 (c)                  9,540,000
    100,000  A-1+         Texas Medical Center Project,
                           MBIA-Insured,
                           1.080% due 2/15/22 (c)                    100,000
    600,000  VMIG 1*      YMCA-Greater Houston Area,
                           1.080% due 7/1/37 (c)                     600,000
-------------------------------------------------------------------------
                                                                  38,509,744
-------------------------------------------------------------------------
Virginia -- 4.0%
  3,000,000  BBB+     Chesapeake, VA IDA Revenue,
                       Remarketed 11/8/02,
                       5.250% due 2/1/08                           3,115,290
  3,000,000  BBB+     Chesterfield County, VA IDA, PCR,
                       Virginia Electric & Power Co.,
                       Remarketed 11/8/02, Series A,
                       5.875% due 6/1/17                           3,239,820
  2,500,000  A-1+     Roanoke, VA IDA, Hospital Revenue,
                       Carilion Health System, Series B,
                       1.080% due 7/1/27 (c)                       2,500,000
 10,000,000  AAA      Virginia State HDA Commonwealth
                       Mortgage Revenue, Series H,
                       Sub-Series H-1, MBIA-Insured,
                       5.350% due 7/1/31 (b)                      10,034,600

SEE NOTES TO FINANCIAL STATEMENTS.


                                   [GRAPHIC]

                            SCHEDULE OF INVESTMENTS
                           May 31, 2004 (continued)


   Face
  Amount    Rating(a)                 Security                        Value
------------------------------------------------------------------------------
Virginia -- 4.0% (continued)
                      Virginia State HDA, MFH Revenue:
$ 1,235,000   AAA       Series H, AMBAC-Insured,
                         6.300% due 11/1/15 (f)                    $ 1,275,471
                        Series K:
    600,000   AA+         5.800% due 11/1/10                           625,998
    925,000   AA+         5.900% due 11/1/11                           963,859
  7,000,000   BBB+    York County, VA IDA PCR, Virginia
                       Electrical & Power Co., Remarketed
                       11/8/02, 5.050% due 7/1/09 (b)                7,404,460
---------------------------------------------------------------------------
                                                                    29,159,498
---------------------------------------------------------------------------
Washington -- 1.2%
 22,685,000   AAA     Chelan County, WA GO, Public Utilities,
                       District No. 1, Columbus River Rock,
                       Series A, MBIA-Insured,
                       zero coupon due 6/1/22 (b)                    8,545,213
---------------------------------------------------------------------------
West Virginia -- 1.2%
                      West Virginia State Housing Development
                       Fund, Housing Finance Revenue:
  3,845,000   AAA         Series B, 5.300% due 5/1/24                3,907,020
  5,000,000   AAA         Series C, 5.350% due 11/1/27               5,086,350
---------------------------------------------------------------------------
                                                                     8,993,370
---------------------------------------------------------------------------
Wisconsin -- 0.5%
  1,290,000   AA      Wisconsin Housing & Economic
                       Development Authority, Home
                       Ownership Revenue, Series A,
                       5.650% due 11/1/23                            1,298,940
                      Wisconsin State Health & Educational
                       Facilities Authority Revenue:
  1,100,000   A           Kenosha Hospital & Medical Center
                           Project, 5.700% due 5/15/20               1,108,228
  1,250,000   AAA         The Medical College of Wisconsin Inc.
                           Project, MBIA-Insured,
                           5.400% due 12/1/16                        1,319,862
---------------------------------------------------------------------------
                                                                     3,727,030
---------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.


                                   [GRAPHIC]

                            SCHEDULE OF INVESTMENTS
                           May 31, 2004 (continued)


   Face
  Amount    Rating(a)             Security                 Value
--------------------------------------------------------------------
Wyoming -- 0.1%
                      Uinta County, WY PCR (Chevron USA
                       Inc. Project):
$   100,000   P-1*        1.080% due 4/1/10 (c)         $    100,000
    700,000   P-1*        1.080% due 8/15/20 (c)             700,000
--------------------------------------------------------------------
                                                             800,000
--------------------------------------------------------------------
                      TOTAL INVESTMENTS -- 100.0%
                      (Cost -- $717,579,623**)          $721,576,872
--------------------------------------------------------------------

(a)All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service.
(b)All or a portion of this security is segregated for open futures contracts.
(c)Variable rate obligation payable at par on demand at any time on no more than seven days' notice.
(d)Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(e)Pre-Refunded bonds are escrowed with U.S. government securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
(f)All or a portion of this security is held as collateral for open futures contracts.
(g)Bonds are escrowed to maturity with U.S. government securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
(h)Security is currently in default.
(i)Variable rate security.
**Aggregate cost for Federal income tax purposes is $717,345,560.

  See pages 25 and 26 for definitions of ratings and certain abbreviations.

SEE NOTES TO FINANCIAL STATEMENTS.


                                   [GRAPHIC]

                      SUMMARY OF INVESTMENTS BY INDUSTRY*
                                 May 31, 2004





Hospitals              16.3%
Education              13.5
General Obligation     13.0
Transportation         12.2
Water and Sewer         6.9
Pollution Control       6.7
Single-Family Housing   5.1
Tobacco                 4.4
Utilities               3.9
Other                  18.0
                      -----
                      100.0%
                      =====

*As a percentage of total investments. Please note that Fund holdings are as of May 31, 2004, and are subject to change.


                                   [GRAPHIC]

                                 BOND RATINGS
                                  (unaudited)



The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA    --Bonds rated "AAA" have the highest rating assigned by Standard &
         Poor's. Capacity to pay interest and repay principal is extremely strong.
AA     --Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A      --Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB    --Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB, B, --Bonds rated "BB", "B", "CCC" and "CC" are regarded, on balance, as
CCC      predominantly speculative with respect to capacity to pay interest
and CC   and repay principal in accordance with the terms of the obligation.
         "BB" represents a lower degree of speculation than "B", and "CC"
         the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to eachgeneric rating from "Aa" to "Ba," where 1 is the highest and 3 the lowest ranking within itsgeneric category.
Aaa    --Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa     --Bonds rated "Aa" are judged to be of high quality by all standards.
         Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa"
         securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A      --Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa    --Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be
         characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba     --Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

NR     --Indicates that the bond is not rated by Standard & Poor's or
         Moody's.


                                   [GRAPHIC]

                          SHORT-TERM SECURITY RATINGS
                                  (unaudited)



SP-1   --Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1    --Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1 --Moody's highest rating for issues having a demand feature -- VRDO.
P-1    --Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.


                                ABBREVIATIONS*
                                  (unaudited)




ABAG   --Association of Bay Area Governments
AIG    --American International Guaranty
AMBAC  --Ambac Assurance Corporation
AMT    --Alternative Minimum Tax
BAN    --Bond Anticipation Notes
BIG    --Bond Investors Guaranty
CDA    --Community Development Authority
CGIC   --Capital Guaranty Insurance Company
CHFCLI --California Health Facility Construction Loan Insurance
CONNIE
  LEE  --College Construction Loan Insurance Association
COP    --Certificate of Participation
CSD    --Central School District
CTFS   --Certificates
DFA    --Development Finance Agency
EDA    --Economic Development Authority
EFA    --Educational Facilities Authority
ETM    --Escrowed to Maturity
FGIC   --Financial Guaranty Insurance Company
FHA    --Federal Housing Administration
FHLMC  --Federal Home Loan Mortgage Corporation
FLAIRS --Floating Adjustable Interest Rate Securities
FNMA   --Federal National Mortgage Association
FRTC   --Floating Rate Trust Certificates
FSA    --Federal Savings Association
GIC    --Guaranteed Investment Contract
GNMA   --Government National Mortgage Association
GO     --General Obligation
HDC    --Housing Development Corporation
HEFA   --Health & Educational Facilities Authority
HFA    --Housing Finance Authority
IBC    --Insured Bond Certificates
IDA    --Industrial Development Authority
IDB    --Industrial Development Board
IDR    --Industrial Development Revenue
IFA    --Industrial Finance Agency
INFLOS --Inverse Floaters
ISD    --Independent School District
ISO    --Independent System Operator
LOC    --Letter of Credit
MBIA   --Municipal Bond Investors Assurance Corporation
MERLOT --Municipal Exempt Receipts Liquidity Optional Tender
MFH    --Multi-Family Housing
MSTC   --Municipal Securities Trust Certificates
MUD    --Municipal Utilities District
MVRICS --Municipal Variable Rate Inverse Coupon Security
PART   --Partnership Structure
PCFA   --Pollution Control Finance Authority
PCR    --Pollution Control Revenue
PFA    --Public Finance Authority
PFC    --Public Finance Corporation
PSFG   --Permanent School Fund Guaranty
Q-SBLF --Qualified School Bond Loan Fund
Radian --Radian Asset Assurance
RAN    --Revenue Anticipation Notes
RAW    --Revenue Anticipation Warrants
RDA    --Redevelopment Agency
RIBS   --Residual Interest Bonds
RITES  --Residual Interest Tax-Exempt Securities
SPA    --Standby Bond Purchase Agreement
SWAP   --Swap Structure
SYCC   --Structured Yield Curve Certificate
TAN    --Tax Anticipation Notes
TCRS   --Transferable Custodial Receipts
TECP   --Tax Exempt Commercial Paper
TFA    --Transitional Finance Authority
TOB    --Tender Option Bond Structure
TRAN   --Tax and Revenue Anticipation Notes
UFSD   --Unified Free School District
UHSD   --Unified High School District
USD    --Unified School District
VA     --Veterans Administration
VRDD   --Variable Rate Daily Demand
VRDO   --Variable Rate Demand Obligation
VRWE   --Variable Rate Wednesday Demand
XLCA   --XL Capital Assurance

-----
*Abbreviations may or may not appear in the Schedule of Investments.


                                   [GRAPHIC]

                      STATEMENT OF ASSETS AND LIABILITIES



                                                                    May 31, 2004
---------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost -- $717,579,623)                      $721,576,872
  Cash                                                                     9,804
  Receivable for securities sold                                      22,914,929
  Interest receivable                                                 11,443,500
  Receivable from broker -- variation margin                           1,484,375
--------------------------------------------------------------------------------
  Total Assets                                                       757,429,480
--------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                    14,320,170
  Dividends payable to Common Stock Shareholders                         689,828
  Investment advisory fee payable                                        325,359
  Administration fee payable                                             126,012
  Dividends payable to Auction Rate Cumulative
   Preferred Stockholders                                                 41,180
  Accrued expenses                                                       170,615
--------------------------------------------------------------------------------
  Total Liabilities                                                   15,673,164
--------------------------------------------------------------------------------
Series M, T, W, Th and F Auction Rate Cumulative Preferred
 Stock (2,000 shares authorized and issued at $25,000
 per share for each Series) (Note 6)                                 250,000,000
--------------------------------------------------------------------------------
Total Net Assets                                                    $491,756,316
--------------------------------------------------------------------------------
NET ASSETS:
  Par value of capital shares                                       $     41,916
  Capital paid in excess of par value                                509,780,978
  Undistributed net investment income                                    553,787
  Accumulated net realized loss from investment transactions
   and futures contracts                                             (37,056,287)
  Net unrealized appreciation of investments and futures contracts    18,435,922
--------------------------------------------------------------------------------
Total Net Assets
 (Equivalent to $11.73 per share on 41,915,511 common shares of $0.001 par value outstanding; 500,000,000 common shares
 authorized)                                                        $491,756,316
--------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.


                                   [GRAPHIC]

                            STATEMENT OF OPERATIONS



                                                                Year Ended
                                                               May 31, 2004
   -------------------------------------------------------------------------
   INVESTMENT INCOME:
     Interest                                                   $37,724,306
   ------------------------------------------------------------------------
   EXPENSES:
     Investment advisory fee (Note 3)                             4,064,193
     Administration fee (Note 3)                                  1,500,972
     Auction participation fees (Note 6)                            627,103
     Shareholder communications                                     190,356
     Transfer agency services                                       148,651
     Audit and legal                                                101,979
     Custody                                                         62,206
     Directors' fees                                                 55,665
     Auction agent fees                                              40,000
     Stock exchange listing fees                                     35,002
     Rating agency fees                                              17,300
     Other                                                           22,621
   ------------------------------------------------------------------------
     Total Expenses                                               6,866,048
   ------------------------------------------------------------------------
   Net Investment Income                                         30,858,258
   ------------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FUTURES CONTRACTS (NOTES 4 AND 5):
     Realized Gain (Loss) From:
       Investments transactions                                   3,675,558
       Futures contracts                                         (4,021,150)
   ------------------------------------------------------------------------
     Net Realized Loss                                            (345,592)
   ------------------------------------------------------------------------
     Change in Net Unrealized Appreciation of Investments and
     Futures Contracts:
       Beginning of year                                         21,229,478
       End of year                                               18,435,922
   ------------------------------------------------------------------------
     Decrease in Net Unrealized Appreciation                     (2,793,556)
   ------------------------------------------------------------------------
   Net Loss on Investments and Futures Contracts                 (3,139,148)
   ------------------------------------------------------------------------
   Distributions Paid to Auction Rate Cumulative Preferred
    Stockholders From Net Investment Income                      (2,305,479)
   ------------------------------------------------------------------------
   Increase in Net Assets From Operations                       $25,413,631
   ------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.


                                   [GRAPHIC]

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                           For the Years
                                                           Ended May 31,
                                                    --------------------------
                                                        2004          2003
 ---------------------------------------------------------------------------------
 OPERATIONS:
   Net investment income                            $ 30,858,258  $ 31,961,114
   Net realized loss                                    (345,592)   (6,095,076)
   Increase (decrease) in net
    unrealized appreciation                           (2,793,556)   10,448,849
   Dividends paid to Auction Rate
    Cumulative Preferred Stockholders
    from net investment income                        (2,305,479)   (3,092,691)
 ------------------------------------------------------------------------------
   Increase in Net Assets From Operations             25,413,631    33,222,196
 ------------------------------------------------------------------------------
 DISTRIBUTIONS PAID TO COMMON STOCK
 SHAREHOLDERS FROM (NOTE 2):
   Net investment income                             (29,138,516)  (27,708,391)
 ------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions
    Paid to Common Stock Shareholders                (29,138,516)  (27,708,391)
 ------------------------------------------------------------------------------
 FUND SHARE TRANSACTIONS:
   Underwriting commissions and offering
    expenses for the issuance of Auction
    Rate Cumulative Preferred Stock (Note 6)                  --       (71,209)
   Net asset value of shares issued for
    reinvestment of dividends (Note 7)                   704,238            --
 ------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From
    Fund Share Transactions                              704,238       (71,209)
 ------------------------------------------------------------------------------
 Increase (Decrease) in Net Assets                    (3,020,647)    5,442,596
 NET ASSETS:
   Beginning of year                                 494,776,963   489,334,367
 ------------------------------------------------------------------------------
   End of year*                                     $491,756,316  $494,776,963

 ------------------------------------------------------------------------------
 * Includes undistributed net investment income of:     $553,787    $1,144,516

 ------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.


                                   [GRAPHIC]

                         NOTES TO FINANCIAL STATEMENTS



   1. SIGNIFICANT ACCOUNTING POLICIES

   Managed Municipals Portfolio Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

   The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles ("GAAP"): (a) security transactions are accounted for on trade date;
(b) securities are valued at the mean between bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded monthly by the Fund on the ex-dividend date for the shareholders of Common Stock. The holders of the Auction Rate Cumulative Preferred Stock shall be entitled to receive dividends in accordance with an auction that will normally be held weekly and out of funds legally available to shareholders; (h) the net asset value of the Fund's Common Stock is determined no less frequently than the close of business on the Fund's last business day of each week (generally Friday). It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the net asset value per share of the Common Stock, the value of the Fund's net assets shall be deemed to equal the value of the Fund's assets less (1) the Fund's liabilities, (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Auction Rate Cumulative Preferred Stock and (3) accumulated and unpaid dividends on the outstanding Auction Rate Cumulative Preferred Stock issue; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. At May 31, 2004, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains


                                   [GRAPHIC]

                         NOTES TO FINANCIAL STATEMENTS
                                  (continued)


available for distributions under income tax regulations; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

   2. EXEMPT-INTEREST DIVIDENDS AND OTHER DISTRIBUTIONS

   The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

   Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

   3. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS

   Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as the investment adviser and administrator to the Fund. For investment advisory and administrative services, the Fund pays SBFM fees calculated at the annual rate of 0.70% and 0.20% of the average daily total net assets of the Fund, respectively, for an aggregate investment advisory and administrative fee of 0.90%. Notwithstanding the foregoing, by agreement between SBFM and the Fund, the Fund pays SBFM an aggregate investment advisory and administrative fee at an annual rate of 0.65% on those assets of the Fund equal to the product of the number of preferred shares outstanding multiplied by the liquidation value of such shares. The investment advisory fee and the administrative fee are each calculated daily and paid monthly.

   Effective September 1, 2003, the aggregate investment advisory and administrative fee rate of 0.90% described above was reduced to an aggregate fee of 0.75%, composed of investment advisory and administrative fees calculated at the annual rate of 0.55% and 0.20% of the average daily total net assets of the Fund, respectively. The investment advisory and administrative fees are otherwise calculated as described in the above paragraph.

   All officers and one Director of the Fund are employees of Citigroup or its affiliates.


                                   [GRAPHIC]

                         NOTES TO FINANCIAL STATEMENTS
                                  (continued)



   4. INVESTMENTS

   During the year ended May 31, 2004, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments) were as follows:

-----------------------------------------------------------------------------
Purchases                                                         $234,529,245
-----------------------------------------------------------------------------
Sales                                                              270,719,996
-----------------------------------------------------------------------------

   At May 31, 2004, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

------------------------------------------------------------------------------
Gross unrealized appreciation                                     $ 28,506,222
Gross unrealized depreciation                                      (24,274,910)
------------------------------------------------------------------------------
Net unrealized appreciation                                       $  4,231,312
------------------------------------------------------------------------------

   5. FUTURES CONTRACTS

   Securities or cash equal to the initial margin amount are either deposited with the broker or segregated by the custodian upon entering into the futures contract. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts typically to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices.

   At May 31, 2004, the Fund had the following open futures contracts:

                   Number of               Basis        Market    Unrealized
                   Contracts Expiration    Value        Value        Gain
-----------------------------------------------------------------------------
Contracts to Sell:
U.S. Treasury
 Bonds               2,500      6/04    $280,844,923 $266,406,250 $14,438,673
---------------------------------------------------- ------------ -----------


                                   [GRAPHIC]

                         NOTES TO FINANCIAL STATEMENTS
                                  (continued)



   6. AUCTION RATE CUMULATIVE PREFERRED STOCK

   As of May 31, 2004, the Fund had 2,000 outstanding shares of Series M, Series T, Series W, Series Th and Series F, respectively, of Auction Rate Cumulative Preferred Stock ("ARCPS"). The ARCPS' dividends are cumulative at a rate determined at an auction and the dividend period is typically 7 days. The dividend rates ranged from 0.60% to 1.25% during the year ended May 31, 2004. At May 31, 2004, the dividend rates were as follows:

                               Series M Series T Series W Series Th Series F
----------------------------------------------------------------------------
Dividend Rates                  1.08%    1.05%    1.05%     1.05%    1.05%
----------------------------------------------------------------------------

   The ARCPS are redeemable under certain conditions by the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to the liquidation preference, which is the sum of $25,000 per share plus accumulated and unpaid dividends.

   The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset requirements would restrict the Fund's ability to pay dividends to common stock shareholders.

   Citigroup Global Markets Inc. ("CGM"), another indirect wholly-owned subsidiary of Citigroup, currently acts as a broker/dealer in connection with the auction of ARCPS. After each auction, the auction agent will pay to each participating broker/dealer, from monies the Fund provides, a participation fee at the annual rate of 0.25% of the purchase price of the ARCPS that the broker/dealer places at the auction. For the year ended May 31, 2004, the Fund incurred auction participation fees of $627,103 for CGM's services as a participating broker/dealer.

   7. CAPITAL SHARES

   Capital stock transactions were as follows:

                                                               Year Ended
                                                              May 31, 2004
                                                             ---------------
                                                             Shares  Amount
----------------------------------------------------------------------------
Shares issued on reinvestment                                59,395 $704,238
---------------------------------------------------------------------------


                                   [GRAPHIC]

                         NOTES TO FINANCIAL STATEMENTS
                                  (continued)



   8. CAPITAL LOSS CARRYFORWARD

   At May 31, 2004, the Fund had, for Federal income tax purposes, approximately $21,156,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on May 31 of the year indicated:

                                          2008        2011
                  --------------------------------------------
                  Carryforward Amounts $10,787,000 $10,369,000
                  --------------------------------------------

   In addition, the Fund had $1,461,142 of capital losses realized after October 31, 2003, which were deferred for income purposes to the first day of the following fiscal year.

   9. INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

   At May 31, 2004, the tax basis components of distributable earnings were:

                 ---------------------------------------------
                 Undistributed tax-exempt income $  1,096,751
                 ---------------------------------------------
                 Accumulated capital losses       (21,156,474)
                 ---------------------------------------------
                 Unrealized appreciation            4,231,312
                 ---------------------------------------------

   The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to mark to market of derivative contracts and the treatment of accretion of discounts and amortization of premiums.

   The tax character of distributions paid during the year ended May 31, was:

                                        2004        2003
                   -----------------------------------------
                   Tax-exempt income $31,439,501 $30,794,471
                   Ordinary income         4,494       6,611
                   -----------------------------------------
                   Total             $31,443,995 $30,801,082
                   -----------------------------------------


                                   [GRAPHIC]

                         NOTES TO FINANCIAL STATEMENTS
                                  (continued)



   10.ADDITIONAL INFORMATION

   Citigroup has been notified by the Staff of the Securities and Exchange Commission ("SEC") that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against Citigroup Asset Management ("CAM"), including its applicable investment advisory companies and Citicorp Trust Bank ("CTB"), an internal transfer agent, relating to the creation and operation of the internal transfer agent unit to serve certain CAM-managed funds. CTB did not provide services to the Fund. This notification arises out of a previously disclosed investigation by the SEC and the U.S. Attorney and relates to CTB's entry in 1999 into the transfer agency business, CAM's retention of, and agreements with an unaffiliated sub-transfer agent, the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangements, (including CAM's failure to disclose a related revenue guarantee agreement benefiting CAM and its affiliates), and CAM's operation of and compensation for the transfer agency business. The revenue guarantee described above was terminated in 1999 and CAM will be paying the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee. Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund.


                                   [GRAPHIC]

                             FINANCIAL HIGHLIGHTS



For a share of capital stock outstanding throughout each year ended May 31, unless otherwise noted:

                                                 2004     2003     2002    2001     2000
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year              $11.82  $11.69   $11.74   $10.93  $11.97
-----------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(1)(2)/                   0.74    0.76     0.60     0.60    0.58
  Net realized and unrealized gain (loss)/(2)/   (0.07)   0.10     0.02     0.79   (1.14)
  Dividends paid to Auction Rate Cumulative
   Preferred Stockholders from
   net investment income                         (0.06)  (0.07)   (0.00)*     --      --
-----------------------------------------------------------------------------------------
Total Income (Loss) From Operations               0.61    0.79     0.62     1.39   (0.56)
-----------------------------------------------------------------------------------------
Gain From Repurchase of Treasury Stock              --      --       --     0.02    0.12
-----------------------------------------------------------------------------------------
Underwriting Commissions and Offering
 Expenses for the Issuance of Auction
 Rate Cumulative Preferred Stock                    --   (0.00)*  (0.07)      --      --
-----------------------------------------------------------------------------------------
Distributions Paid to Common Stock
Shareholders From:
  Net investment income                          (0.70)  (0.66)   (0.60)   (0.60)  (0.60)
-----------------------------------------------------------------------------------------
Total Distributions                              (0.70)  (0.66)   (0.60)   (0.60)  (0.60)
-----------------------------------------------------------------------------------------
Net Asset Value, End of Year                    $11.73  $11.82   $11.69   $11.74  $10.93
-----------------------------------------------------------------------------------------
Total Return,
 Based on Market Value/(3)/                       5.86%  10.60%    4.79%   20.69%  (3.88)%
-----------------------------------------------------------------------------------------
Total Return,
 Based on Net Asset Value/(3)/                    5.63%   7.55%    5.33%   13.90%  (2.82)%
-----------------------------------------------------------------------------------------
Net Assets,
 End of Year (millions)                           $492    $495     $489     $374    $352
-----------------------------------------------------------------------------------------
Ratios to Average Net Assets Based on
Common Shares Outstanding/(4)/:
  Expenses/(1)/                                   1.37%   1.51%    0.52%    0.68%   0.89%
  Net investment income/(2)/                      6.17    6.40     4.84     5.15    5.19
-----------------------------------------------------------------------------------------
Portfolio Turnover Rate                             34%     28%      39%      58%     35%
-----------------------------------------------------------------------------------------
Market Price, End of Year                       $10.93  $10.99   $10.57   $10.67  $9.375
-----------------------------------------------------------------------------------------



                                   [GRAPHIC]

                             FINANCIAL HIGHLIGHTS
                                  (continued)



                                         2004     2003     2002   2001 2000
---------------------------------------------------------------------------
Auction Rate Cumulative
Preferred Stock/(5)/:
  Total Amount Outstanding (000s)      $250,000 $250,000 $250,000  --   --
  Asset Coverage Per Share               74,250   74,478   74,000  --   --
  Involuntary Liquidating Preference
   Per Share/(6)/                        25,000   25,000   25,000  --   --
  Average Market Value Per Share/(6)/    25,000   25,000   25,000  --   --
--------------------------------------------------------------------------

(1)The investment adviser and/or administrator waived a portion of its fees for the years ended May 31, 2002, 2001 and 2000. If such fees had not been waived, the per share decreases to net investment income and actual expense ratios would have been as follows:

                     Per share decreases to   Expense ratios
                     net investment income  without fee waivers
                     ---------------------- -------------------
                2002         $0.05                 1.01%
                2001          0.04                 1.01
                2000          0.02                 1.04

(2)Effective June 1, 2001, the Fund adopted a change in accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended May 31, 2002, the ratio of net investment income to average net assets would have been 4.81%. Per share information, ratios and supplemental data for the periods prior to June 1, 2001, have not been restated to reflect this change in presentation. The impact of this change to net investment income and net realized and unrealized gain was less than $0.01 per share.
(3)The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
(4)Calculated on basis of average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.
(5)On May 22, 2002, the Fund issued 2,000 shares of Auction Rate Cumulative Preferred Stock at $25,000 a share, for Series M, Series T, Series W, Series Th and Series F, respectively.
(6)Excludes accumulated undeclared dividends.
* Amount represents less than $0.01 per share.


                                   [GRAPHIC]

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



The Shareholders and Board of Directors of Managed Municipals Portfolio Inc.:

   We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Managed Municipals Portfolio Inc. ("Fund") as of May 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2004, by correspondence with the custodian or broker. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of May 31, 2004, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                                              /s/ KPMG LLP

New York, New York
July 19, 2004


                                   [GRAPHIC]

                                FINANCIAL DATA
                                  (unaudited)


For a share of common stock outstanding throughout each period:

                                NYSE    Net              Dividend
              Record  Payable  Closing Asset  Dividend Reinvestment
               Date    Date    Price+  Value+   Paid      Price
             ------------------------------------------------------
             Fiscal Year 2003
              6/25/02  6/28/02 $10.49  $11.76  $0.050     $10.67
              7/23/02  7/26/02  10.74   12.02   0.050      10.80
              8/27/02  8/30/02  10.89   12.02   0.055      11.09
              9/24/02  9/27/02  11.10   12.35   0.055      11.15
             10/22/02 10/25/02  10.48   11.79   0.055      10.55
             11/25/02 11/29/02  10.35   11.93   0.055      10.49
             12/23/02 12/27/03  10.39   11.97   0.056      10.51
              1/28/03  1/31/03  10.40   11.84   0.056      10.52
              2/25/03  2/28/03  10.47   11.75   0.056      10.56
              3/25/03  3/28/03  10.30   11.67   0.058      10.48
              4/22/03  4/25/03  10.49   11.80   0.058      10.59
              5/27/03  5/30/03  10.93   11.86   0.058      11.00
             Fiscal Year 2004
              6/24/03  6/27/03  10.93   11.77   0.058      11.08
              7/22/03  7/25/03  10.62   11.82   0.058      10.79
              8/26/03  8/29/03  10.56   11.68   0.058      10.63
              9/23/03  9/26/03  10.61   11.83   0.058      10.76
             10/28/03 10/31/03  11.11   11.95   0.058      11.17
             11/24/03 11/28/03  11.03   12.05   0.058      11.24
             12/22/03 12/26/03  11.18   12.06   0.058      11.28
              1/27/04  1/30/04  11.69   12.11   0.058      11.67
              2/24/04  2/27/04  11.67   12.13   0.058      11.83
              3/23/04  3/26/04  11.76   11.99   0.058      11.75
              4/27/04  4/30/04  10.63   11.88   0.058      10.61
              5/25/04  5/28/04  10.74   11.70   0.058      10.92
             ------------------------------------------------------

+ As of record date.


                                   [GRAPHIC]

                            ADDITIONAL INFORMATION
                                  (unaudited)


Information about Directors and Officers

The business and affairs of Managed Municipals Portfolio Inc. ("Fund") are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

                                                                                Number of
                                                                                Portfolios
                                        Term of                                  in Fund       Other
                                      Office* and           Principal            Complex       Board
                          Position(s)  Length of          Occupation(s)          Overseen   Memberships
      Name, Address        Held with     Time              During Past              by        Held by
         and Age             Fund       Served             Five Years            Director    Director
--------------------------------------------------------------------------------------------------------

Non-Interested Directors:

Allan J. Bloostein         Class I       Since    President, Allan J. Bloostein     34     Taubman
27 West 67th Street        Director      1992     Associates                               Centers, Inc.
Apt. 5FW                                                                                   (retail
New York, NY 10023                                                                         shopping
Age 74                                                                                     centers)

Dwight B. Crane            Class III     Since    Professor, Harvard Business       49     None
Harvard Business School    Director      1992     School
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Age 66

Paolo M. Cucchi            Class I       Since    Vice President and Dean of         7     None
Drew University            Director      2001     College of Liberal Arts at
108 Brothers College                              Drew University
Madison, NJ 07940
Age 62

Robert A. Frankel          Class II      Since    Managing Partner of Robert        24     None
1961 Deargross Way         Director      1994     A. Frankel Management
Carlsbad, CA 92009                                Consultants
Age 77

Paul Hardin                Class II      Since    Chancellor Emeritus and           34     None
12083 Morehead             Director      2001     Professor of Law at the
Chapel Hill, NC                                   University of North
27514-8426                                        Carolina at Chapel Hill
Age 72

William R. Hutchinson      Class III     Since    President, W.R. Hutchinson        42     Director,
535 N. Michigan            Director      1995     & Associates, Inc.;                      Associated
Suite 1012                                        Formerly Group Vice                      Bank and
Chicago, IL 60611                                 President, Mergers &                     Associated
Age 61                                            Acquisitions BP Amoco                    Banc-Corp.
                                                  p.l.c.

George M. Pavia            Class III     Since    Senior Partner, Pavia &            7     None
600 Madison Avenue         Director      2001     Harcourt Attorneys
New York, NY 10022
Age 76


                                   [GRAPHIC]

                            ADDITIONAL INFORMATION
                            (unaudited) (continued)


                                                                                  Number of
                                                                                  Portfolios
                                        Term of                                    in Fund      Other
                                      Office* and           Principal              Complex      Board
                       Position(s)     Length of          Occupation(s)            Overseen  Memberships
   Name, Address        Held with        Time              During Past                by       Held by
      and Age             Fund          Served             Five Years              Director   Director
--------------------------------------------------------------------------------------------------------

Interested Director:

R. Jay Gerken, CFA**  Class I            Since     Managing Director of              221        None
Citigroup Asset       Director/          2002      Citigroup Global Markets
Management ("CAM")    Chairman,                    Inc. ("CGM"); Chairman,
399 Park Avenue       also serves                  President and Chief Executive
4th Floor             as President                 Officer of Smith Barney Fund
New York, NY 10022    and Chief                    Management LLC ("SBFM"),
Age 53                Executive                    Travelers Investment Adviser,
                      Officer                      Inc. ("TIA") and Citi Fund
                                                   Management Inc. ("CFM");
                                                   President and Chief Executive
                                                   Officer of certain mutual
                                                   funds associated with
                                                   Citigroup Inc. ("Citigroup");
                                                   Formerly Portfolio Manager
                                                   of Smith Barney Allocation
                                                   Series Inc. (from 1996 to
                                                   2001) and Smith Barney
                                                   Growth and Income Fund
                                                   (from 1996 to 2000)

Officers:

Andrew B. Shoup       Senior Vice        Since     Director of CAM; Senior           N/A        N/A
CAM                   President          2003      Vice President and Chief
125 Broad Street      and Chief                    Administrative Officer of
11th Floor            Administrative               mutual funds associated with
New York, NY 10004    Officer                      Citigroup; Treasurer of
Age 47                                             certain mutual funds
                                                   associated with Citigroup;
                                                   Head of International Funds
                                                   Administration of CAM
                                                   (from 2001 to 2003);
                                                   Director of Global Funds
                                                   Administration of CAM
                                                   (from 2000 to 2001); Head
                                                   of U.S. Citibank Funds
                                                   Administration of CAM
                                                   (from 1998 to 2000)

Robert J. Brault***   Chief              Since     Director of CGM; Chief            N/A        N/A
CAM                   Financial          2004      Financial Officer and
125 Broad Street      Officer and                  Treasurer of certain mutual
11th Floor            Treasurer                    funds associated with
New York, NY 10004                                 Citigroup; Director of
Age 38                                             Internal Control for CAM
                                                   U.S. Mutual Fund
                                                   Administration (from 2002
                                                   to 2004); Director of Project
                                                   Management & Information
                                                   Systems for CAM U.S.
                                                   Mutual Fund Administration
                                                   (from 2000 to 2002); Vice
                                                   President of Mutual Fund
                                                   Administration at Investors
                                                   Capital Services (from 1999
                                                   to 2000)


                                   [GRAPHIC]

                            ADDITIONAL INFORMATION
                            (unaudited) (continued)


                                                                                  Number of
                                                                                  Portfolios
                                         Term of                                   in Fund      Other
                                       Office* and           Principal             Complex      Board
                          Position(s)   Length of          Occupation(s)           Overseen  Memberships
     Name, Address         Held with      Time              During Past               by       Held by
        and Age              Fund        Served             Five Years             Director   Director
--------------------------------------------------------------------------------------------------------
Joseph P. Deane          Vice             Since    Managing Director of CGM;         N/A         N/A
CAM                      President        1993     Investment Officer of SBFM
399 Park Avenue          and
4th Floor                Investment
New York, NY 10022       Officer
Age 56

David T. Fare            Vice             Since    Director of CGM;                  N/A         N/A
CAM                      President        1993     Investment Officer of
399 Park Avenue          and                       SBFM
4th Floor                Investment
New York, NY 10022       Officer
Age 41

Kaprel Ozsolak           Controller       Since    Vice President of                 N/A         N/A
CAM                                       2002     CGM; Controller of
125 Broad Street                                   certain mutual funds
11th Floor                                         associated with Citigroup
New York, NY 10004
Age 38

Robert I. Frenkel        Secretary        Since    Managing Director                 N/A         N/A
CAM                      and Chief        2003     and General Counsel
300 First Stamford Place Legal Officer             of Global Mutual
4th Floor                                          Funds for CAM and its
Stamford, CT 06902                                 predecessor (since 1994);
Age 48                                             Secretary of CFM
                                                   (from 2001 to 2004); Secretary
                                                   and Chief Legal Officer of
                                                   mutual funds associated with
                                                   Citigoup

-----
  *Directors are elected for a term of three years.
 **Mr. Gerken is a Director who is an "interested person" of the Fund as defined in the Investment
   Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.
***As of May 27, 2004.




                                TAX INFORMATION
                                  (unaudited)

   For the year ended May 31, 2004, 99.99% of the dividends paid by the Fund from net investment income were tax exempt for regular Federal income tax purposes.


                                   [GRAPHIC]

                          DIVIDEND REINVESTMENT PLAN
                                  (unaudited)


   Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by PFPC Inc. ("PFPC"), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend paying agent.

   The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds 98% of the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of 98% of net asset value or 95% of the market price of the common stock.

   If the market price of the common stock is less than 98% of the net asset value of the common stock at the time of valuation (which is the close of business on the determination date), PFPC will buy common stock in the open market, on the NYSE or elsewhere, for the participants' accounts. If following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the net asset value of the common stock as of the valuation time, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) 98% of net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the Fund at such net asset value. PFPC will begin to purchase common stock on the open market as


                                   [GRAPHIC]

                          DIVIDEND REINVESTMENT PLAN
                            (unaudited) (continued)


soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

   PFPC maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by PFPC in uncertificated form in the name of the Plan participant.

   Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

   Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the plan should be directed by mail to PFPC Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027 or by telephone at 1 (800) 331-1710.

                            SHARE REPURCHASE NOTICE
                                  (unaudited)


   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.


                                   [GRAPHIC]

                              Managed Municipals
                                Portfolio Inc.

DIRECTORS
Allan J. Bloostein
Dwight B. Crane
Paolo M. Cucchi
Robert A. Frankel
R. Jay Gerken, CFA
  Chairman
Paul Hardin
William R. Hutchinson
George M. Pavia

OFFICERS
R. Jay Gerken, CFA
President and Chief Executive Officer

Andrew B. Shoup
Senior Vice President and Chief Administrative Officer

Robert J. Brault*
Chief Financial Officer and Treasurer

Joseph P. Deane
Vice President and Investment Officer

David T. Fare
Vice President and
Investment Officer

Kaprel Ozsolak
Controller

Robert I. Frenkel
Secretary and
Chief Legal Officer

-----
* As of May 27, 2004.
INVESTMENT ADVISER AND ADMINISTRATOR
Smith Barney Fund Management LLC
399 Park Avenue
New York, New York 10022

TRANSFER AGENT
PFPC Inc.
P.O. Box 43027
Providence, Rhode Island 02940-3027

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110


                                   [GRAPHIC]

                                   [GRAPHIC]

             THIS REPORT IS ONLY INTENDED FOR SHAREHOLDERS OF THE
                       MANAGED MUNICIPALS PORTFOLIO INC.
                            IT IS NOT A PROSPECTUS,
              CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE
               PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY
                      SECURITIES MENTIONED IN THE REPORT.

          A DESCRIPTION OF THE POLICIES AND PROCEDURES THAT THE FUND
               USES TO DETERMINE HOW TO VOTE PROXIES RELATING TO PORTFOLIO SECURITIES IS AVAILABLE WITHOUT CHARGE,
               UPON REQUEST, BY TELEPHONING THE FUND (TOLL-FREE)
             AT 1-800-451-2010 AND BY VISITING THE SEC'S WEB SITE
                                AT WWW.SEC.GOV.

                                  FD2246 7/04
                                    04-6812

ITEM 2. CODE OF ETHICS.

        The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

        The Board of Directors of the registrant has determined that William R. Hutchinson, a member of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of
        Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr.Hutchinson as the Audit Committee's financial expert. Mr.Hutchinson is an "independent" Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

          (a) Audit Fees for the Managed Municipals Portfolio Inc. of $34,250 and $36,000 for the years ended 5/31/04 and 5/31/03.

          (b) Audit-Related Fees for the Managed Municipals Portfolio Inc. of $10,000 and $10,000 for the years ended 5/31/04 and 5/31/03.

          (c) Tax Fees for Managed Municipals Portfolio Inc. of $2,100 and $2,100 for the years ended 5/31/04 and 5/31/03. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Managed Municipals Portfolio Inc.

          (d) All Other Fees for Managed Municipals Portfolio Inc. of $0 and $0 for the years ended 5/31/04 and 5/31/03.

          (e) (1) Audit Committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

          The Charter for the Audit Committee (the "Committee") of the Board of each registered investment company (the "Fund") advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc or one of their affiliates (each, an "Adviser") requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

          The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports;
          (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

          Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee;
          (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

          (f)  N/A

          (g) Non-audit fees billed by the Accountant for services rendered to Managed Municipals Portfolio Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Managed Municipals Portfolio Inc. were $0 and $0 for the years ended 5/31/04 and 5/31/03.

          (h) Yes. The Managed Municipals Portfolio Inc.'s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant's independence. All services provided by the Accountant to the Managed Municipals Portfolio Inc. or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

        Not applicable.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

        The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup, Inc. ("Citigroup"). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the "Policies") to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

        In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

        In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

        In furtherance of the Manager's goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the Manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

        CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

        If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

        (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

        (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940
                Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 10.EXHIBITS.

        (a)     Code of Ethics attached hereto.

        Exhibit 99.CODE ETH

        (b)     Attached hereto.

        Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

        Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Managed Municipals Portfolio Inc.

By:     /s/ R. Jay Gerken
        ---------------------------------
        R. Jay Gerken
        Chief Executive Officer of
        Managed Municipals Portfolio Inc.

Date:   August 9, 2004

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ R. Jay Gerken
        ---------------------------------
        (R. Jay Gerken)
        Chief Executive Officer of
        Managed Municipals Portfolio Inc.

Date:   August 9, 2004

By:     /s/ Andrew B. Shoup
        ---------------------------------
        Andrew B. Shoup
        Chief Administrative Officer of
        Managed Municipals Portfolio Inc.

Date:   August 9, 2004